================================================================================

                        INTEGRATED HEALTH SERVICES, INC.,

                             A DELAWARE CORPORATION,

                                    AS ISSUER


                                       TO

                              SIGNET TRUST COMPANY,

                                   AS TRUSTEE


                              --------------------


               SECOND AMENDED AND RESTATED SUPPLEMENTAL INDENTURE


                            Dated as of May 15, 1997


                               ------------------



                                  $115,000,000


                    9 5/8% Senior Subordinated Notes due 2002
               9 5/8% Senior Subordinated Notes due 2002, Series A

================================================================================

                             CROSS REFERENCE TABLE*

Trust Indenture
Act Section                                                    Indenture Section
---------------                                                -----------------
310(a)(1)               .....................................                7.9
   (a)(2)               .....................................                7.9
   (a)(3)               .....................................     Not Applicable
   (a)(4)               .....................................     Not Applicable
   (a)(5)               .....................................                7.9
   (b)                  .....................................                7.9
   (c)                  .....................................     Not Applicable
311(a)                  .....................................                 **
   (b)                  .....................................                 **
   (c)                  .....................................     Not Applicable
312                     .....................................                 **
313(a)                  .....................................                 **
   (b)(1)               .....................................     Not Applicable
   (b)(2)               .....................................                 **
   (c)                  .....................................                 **
   (d)                  .....................................                 **
314(a)                  .....................................            4.3,4.4
   (b)                  .....................................     Not Applicable
   (c)(1)               .....................................               11.3
   (c)(3)               .....................................     Not Applicable
   (d)                  .....................................     Not Applicable
   (e)                  .....................................               11.4
   (f)                  .....................................     Not Applicable
315(a)                  .....................................             7.1(2)
   (b)                  .....................................           7.5,11.2
   (c)                  .....................................             7.1(1)
   (d)                  .....................................             7.1(3)
   (e)                  .....................................               6.11
316(a)(last sentence)   .....................................                2.8
   (a)(1)(A)            .....................................               .6.5
   (a)(1)(B)            .....................................               .6.4
   (a)(2)               .....................................     Not Applicable
   (b)                  .....................................                6.7
   (c)                  .....................................                9.4
317(a)(1)               .....................................                6.8
   (a)(2)               .....................................                6.9
   (b)                  .....................................                2.4
318(a)                  .....................................               11.1
--------
*    This Cross-Reference Table is not part of the Indenture.

**   Included pursuant to Section 318(c) of the Trust Indenture Act of 1939.

                                TABLE OF CONTENTS

                                                                                            Page

                                   ARTICLE 1.

                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE
Section 1.1     Definitions.................................................................  1
Section 1.2     Other Definition............................................................  9
Section 1.3     Incorporation by Reference of Trust Indenture Act...........................  9
Section 1.4     Rules of Construction.......................................................  9

                                   ARTICLE 2.

                                 THE SECURITIES
Section 2.1     Form and Dating............................................................. 10
Section 2.2     Execution and Authentication................................................ 10
Section 2.3     Registrar and Paying Agent.................................................. 11
Section 2.4     Paying Agent to Hold Money in Trust......................................... 11
Section 2.5     Registration of Transfer and Exchange....................................... 11
Section 2.6     Replacement Securities...................................................... 15
Section 2.7     Outstanding Securities...................................................... 15
Section 2.8     Treasury Securities......................................................... 15
Section 2.9     Temporary Securities........................................................ 16
Section 2.10    Cancellation................................................................ 16
Section 2.11    Defaulted Interest.......................................................... 16
Section 2.12    Securities Issuable in the Form of a Global Security........................ 16

                                   ARTICLE 3.

                                    COVENANTS
Section 3.1     Payment of Securities....................................................... 17
Section 3.2     Maintenance of Office or Agency............................................. 18
Section 3.3     SEC Reports................................................................. 18
Section 3.4     Compliance Certificate...................................................... 18
Section 3.5     Corporate Existence, Taxes, etc............................................. 19
Section 3.6     Stay, Extension and Usury Laws.............................................. 19
Section 3.7     Change in Control........................................................... 19
Section 3.8     Limitations on Asset Sales.................................................. 20

                                   ARTICLE 4.

                                   SUCCESSORS
Section 4.1     Limitations on Mergers and Consolidations................................... 21
Section 4.2     Successor Corporation Substituted........................................... 21

                                   ARTICLE 5.

                              DEFAULTS AND REMEDIES
Section 5.1     Events of Default........................................................... 21
Section 5.2     Acceleration................................................................ 23
Section 5.3     Other Remedies.............................................................. 23
Section 5.4     Waiver of Past Defaults..................................................... 23
Section 5.5     Control by Majority......................................................... 23
Section 5.6     Limitations on Suits........................................................ 24
Section 5.7     Rights of Holders to Receive Payment........................................ 24

                                        i





                                                                                           Page

Section 5.8     Collection Suit by Trustee................................................. 24
Section 5.9     Trustee May File Proofs of Claim........................................... 24
Section 5.10    Priorities................................................................. 25
Section 5.11    Undertaking for Costs...................................................... 25

                                    ARTICLE 6.

                                      TRUSTEE
Section 6.1     Duties of Trustee.......................................................... 25
Section 6.2     Rights of Trustee.......................................................... 26
Section 6.3     Individual Rights of Trustee............................................... 27
Section 6.4     Trustee's Disclaimer....................................................... 27
Section 6.5     Notice of Defaults......................................................... 27
Section 6.6     Compensation and Indemnity................................................. 27
Section 6.7     Replacement of Trustee..................................................... 28
Section 6.8     Successor Trustee by Merger, etc........................................... 28
Section 6.9     Eligibility; Disqualification.............................................. 28

                                    ARTICLE 7.

                              DISCHARGE OF INDENTURE
Section 7.1     Termination of Company's Obligations....................................... 29
Section 7.2     Application of Trust Money................................................. 31
Section 7.3     Repayment to the Company................................................... 31
Section 7.4     Reinstatement.............................................................. 31

                                    ARTICLE 8.

                                    AMENDMENTS
Section 8.1     Without Consent of Holders................................................. 32
Section 8.2     With Consent of Holders.................................................... 32
Section 8.3     Compliance with Trust Indenture Act........................................ 33
Section 8.4     Revocation and Effect of Consents.......................................... 33
Section 8.5     Notation on or Exchange of Securities...................................... 34
Section 8.6     Trustee to Sign Amendments, etc............................................ 34


                                    ARTICLE 9.

                                   SUBORDINATION
Section 9.1     Securities Subordinated to Senior Indebtedness............................. 34
Section 9.2     Payment Over of Proceeds Upon Dissolution, Etc............................. 34
Section 9.3     Prior Payment to Senior Indebtedness Upon Acceleration of Securities
                 .......................................................................... 35
Section 9.4     No Payment Upon Certain Defaults with Respect to Senior Indebtedness
                 .......................................................................... 36
Section 9.5     Payment Permitted If No Default............................................ 37
Section 9.6     Subrogation to Rights of Holders of Senior Indebtedness.................... 37
Section 9.7     Provisions Solely to Define Relative Rights................................ 37
Section 9.8     Application by Trustee of Monies Deposited With It......................... 38
Section 9.9     Trustee to Effectuate Subordination........................................ 38
Section 9.10    No Waiver of Subordination Provisions...................................... 38
Section 9.11    Notice to Trustee.......................................................... 39
Section 9.12    Reliance on Judicial Order or Certificate of Liquidating Agent............. 40
Section 9.13    Trustee Not Fiduciary for Holders of Senior Indebtedness................... 40

                                       ii





                                                                                           Page

Section 9.14    Rights of Trustee as Holder of Senior Indebtedness; Preservation of
                Trustee's Rights........................................................... 40


                                       iii





                                                                                           Page

                                       ARTICLE 10.

                                      MISCELLANEOUS
Section 10.1    Trust Indenture Act Controls............................................... 41
Section 10.2    Notices.................................................................... 41
Section 10.3    Certificate and Opinion as to Conditions Precedent......................... 42
Section 10.4    Statements Required in Certificate or Opinion.............................. 42
Section 10.5    Rules by Trustee and Agents................................................ 42
Section 10.6    Legal Holidays............................................................. 42
Section 10.7    No Recourse Against Others................................................. 42
Section 10.8    Governing Law.............................................................. 43
Section 10.9    No Adverse Interpretation of Other Agreements.............................. 43
Section 10.10   Successors................................................................. 43
Section 10.11   Severability............................................................... 43
Section 10.12   Counterpart Originals...................................................... 43
Section 10.13   Trustee as Paying Agent and Registrar...................................... 43
Section 10.14   Table of Contents, Headings, etc........................................... 43
Section 10.15   Effective Date............................................................. 43
SIGNATURES................................................................................. 44

EXHIBIT A     FORM OF RULE 144A NOTE
EXHIBIT B     FORM OF SERIES A NOTE
EXHIBIT C     TRANSFER CERTIFICATION

     SECOND AMENDED AND RESTATED SUPPLEMENTAL INDENTURE dated as of May 15, 1997, between INTEGRATED HEALTH SERVICES, INC., a Delaware corporation (the "Company"), and SIGNET TRUST COMPANY, a Virginia corporation, as Trustee (the "Trustee").


                             RECITALS OF THE COMPANY

     The Company duly authorized the issue of its 9 5/8% Senior Subordinated Notes due 2002 (the "Rule 144A Notes") in the aggregate principal amount of $115,000,000, and to provide the terms and conditions upon which the Rule 144A Notes were authenticated, issued and delivered the Company and the Trustee entered into an Indenture dated as of May 15, 1995 with regard to the Rule 144A Notes.

     The Company and the Trustee subsequently amended, restated and supplemented said Indenture (the "Amended and Restated Supplemental Indenture") to permit the issuance of the Company's 9 5/8% Senior Subordinated Notes due 2002, Series A (the "Series A Notes" and collectively with the Rule 144A Notes, the "Securities"), having the same terms as the Rule 144A Notes except that the Series A Notes are registered under the Securities Act (as hereinafter defined), in exchange for the Rule 144A Notes pursuant to the Exchange Offer (as hereinafter defined).

     On June 13, 1996, the Company, with the consent of Holders of not less than a majority in principal amount of the Outstanding Securities executed a Supplemental Indenture amending the Amended and Restated Supplemental Indenture (such Indenture, as amended, restated and supplemented through the date hereof, the "Original Indenture").

     The Company by Board Resolution has authorized, and the Holders of not less than a majority in principal amount of the Company's Outstanding Securities have by consents delivered to the Trustee consented to, the execution and delivery of this Second Amended and Restated Supplemental Indenture amending and restating the Original Indenture.

     Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Securities:


                                   ARTICLE 1.

                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

SECTION 1.1 DEFINITIONS

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent" means any Registrar or Paying Agent.

     "Allowed and Disallowed Post-Commencement Interest and Expenses" means all interest, at the rate provided in the applicable document or documents (including any rate applicable upon any default or event of default, to the extent lawful), and all reimbursements, costs, expenses and indemnities, to the extent provided in the applicable document or documents, accruing or claimed at any time after commencement of any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization, dissolution, winding up, assignment for the benefit of creditors, marshalling of assets and liabilities or other similar case or proceeding, whether or not such interest, reimbursement, cost or expense is an allowed claim enforceable against the Company in a case or proceeding under Bankruptcy Law or in any other such case or proceeding.

     "Asset Sale" for any Person means the sale, lease, conveyance or other disposition (including, without limitation, by merger or consolidation, and whether by operation of law or otherwise) of any of that Person's assets (including, without limitation, the sale or other disposition of Capital Stock of any Subsidiary of such Person, whether by such Person or by such Subsidiary), whether owned on the date hereof or hereafter acquired, in one transaction or a series of related transactions, in which such Person and/or its Subsidiaries sell, lease, convey or otherwise dispose of (i) all or substantially all of the Capital Stock of any of such Person's Subsidiaries, (ii) assets which constitute substantially all of an operating unit or business of such Person or any of its Subsidiaries, or (iii) any health care facility; provided, however, that the following shall not constitute Asset Sales: (a) a transaction or series of related transactions that results in a Change in Control, or (b) transactions between the Company and any of its Wholly Owned Subsidiaries or among such Wholly Owned Subsidiaries or (c) transactions in which either (x) the fair market value of the asset disposed of does not exceed 2.5% of the Consolidated Tangible Assets of the Company or (y) the Consolidated EBITDA of the company associated with the asset disposed of does not exceed 2.5% of the Consolidated EBITDA of the Company.

     "Attributable Indebtedness," when used with respect to any Sale and Leaseback Transaction or an operating lease with respect to a health care facility means, as at the time of determination, the present value (discounted at a rate equivalent to the interest rate implicit in the lease, compounded on a semi-annual basis) of the total obligations of the lessee for rental payments, after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, utilities and other similar expenses payable by the lessee pursuant to the terms of the lease, during the remaining term of the lease included in any such Sale and Leaseback Transaction or such operating lease or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of a penalty (in which case the rental payments shall include such penalty); provided, that the Attributable Indebtedness with respect to a Sale and Leaseback Transaction shall be no less than the fair market value of the property subject to such Sale and Leaseback Transaction.

     "Bank Agent" means Citicorp USA, Inc., as Administrative Agent for the Lenders, or any successor under the Credit Agreement.

     "Bank Debt" means all obligations of the Company and its Subsidiaries, now or hereafter existing under the Credit Agreement, whether for principal, interest, reimbursement of amounts drawn under letters of credit issued pursuant thereto, guarantees in respect thereof, fees, expenses, premiums, indemnities or otherwise, including such obligations incurred by the Company or its Subsidiaries in connection with any extension, refunding, refinancing or replacement of, or successor to, the Credit Agreement.

     "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

     "Board of Directors" means the Board of Directors of the Company or any authorized committee of the Board of Directors of the Company.

     "Business Day" means any day other than a Legal Holiday.

     "Capital Stock" of any Person means any and all shares, rights to purchase, warrants or options (whether or not currently exercisable), participation or other equivalents of or interests in (however designated) the equity (including, without limitation, common stock, preferred stock and partnership and joint venture interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for, such equity).

     "Capitalized Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

     "Change in Control" means any of the following: (i) the sale, lease, conveyance or other disposition of all or substantially all of the Company's assets as an entirety or substantially as an entirety to any Person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) (other than to a Permitted Holder) in one or a series of transactions; (ii) stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; (iii) consummation of any consolidation or merger of the Company
(a) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a Wholly Owned Subsidiary of the Company in which all shares of Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (b) pursuant to which the Common Stock would be converted into cash, securities or other property, in each case other than a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger; or (iv) any transaction or series of transactions (as a result of a tender offer, merger, consolidation or otherwise) that results in any Person (other than a Permitted Holder), including a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) that includes such Person, acquiring "beneficial ownership" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of 50% or more of the aggregate voting power of all classes of capital stock of the Company entitled to vote generally in the election of directors of the Company.

     "Common Equity" of any Person means all Capital Stock of such Person that is generally entitled to (i) vote in the election of directors of such Person or
(ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

     "Company"  means  (i)  Integrated   Health   Services,   Inc.,  a  Delaware
corporation, and (ii) any successor of Integrated Health Services, Inc.

     "Consolidated Amortization Expense" of any Person for any period means the amortization expense of such Person and its Subsidiaries for such period (to the extent included in the computation of Consolidated Net Income of such Person), determined on a consolidated basis in accordance with GAAP.

     "Consolidated Depreciation Expense" of any Person for any period means the depreciation expense of such Person and its Subsidiaries for such period (to the extent included in the computation of Consolidated Net Income of such Person), determined on a consolidated basis in accordance with GAAP.

     "Consolidated EBITDA" of any Person means, with respect to any determination date, Consolidated Net Income before extraordinary losses and losses realized in connection with Asset Sales, plus (i) Consolidated Income Tax Expense, plus (ii) Consolidated Depreciation Expense, plus (iii) Consolidated Amortization Expense, plus (iv) Consolidated Interest Expense, plus (v) all other non-cash items reducing Consolidated Net Income of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, and less all non-cash items increasing Consolidated Net Income of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, in each case, for such Person's prior four full fiscal quarters for which financial results have been reported immediately preceding the determination date.

     "Consolidated Income Tax Expense" of any Person for any period means the provision for taxes based on income and profits of such Person and its Subsidiaries to the extent such income or profits were included in computing Consolidated Net Income of such Person for such period.

     "Consolidated Interest Expense" of any Person for any period means the Interest Expense of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, plus any dividends accrued for such period on any Preferred Stock of any Subsidiary not held by the Company or any Wholly Owned Subsidiary.

     "Consolidated Net Income" of any Person for any period means the net income (or loss) of such Person and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, without giving effect to dividends on any series of preferred stock of any Subsidiary of such Person, whether or not in cash, to the extent such consolidated net income was reduced thereby; provided that there shall be excluded from such net income (to the extent otherwise included therein), without duplication: (i) the net income (or loss) of any Person (other than a Subsidiary of the referent Person) in which any Person other than the referent Person has an ownership interest, except to the extent that any such income has actually been received by the referent Person or any of its Wholly Owned Subsidiaries in the form of dividends or similar distributions during such period; (ii) except to the extent includible in the consolidated net income of the referent Person pursuant to the foregoing clause
(i), the net income (or loss) of any Person that accrued  prior to the date that
(a) such Person becomes a Subsidiary of the referent Person or is merged into or consolidated with the referent Person or any of its Subsidiaries or (b) the assets of such Person are acquired by the referent Person or any of its Subsidiaries; (iii) the net income of any Subsidiary of the referent Person (other than a Wholly Owned Subsidiary) to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is not permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary during such period; (iv) any gain (but not loss), together with any related provisions for taxes on any such gain, realized during such period by the referent Person or any of its Subsidiaries upon (a) the acquisition of any securities, or the extinguishment of any Indebtedness, of the referent Person or any of its Subsidiaries or (b) any Asset Sale by the referent Person or any of its Subsidiaries; (v) any extraordinary gain (but not extraordinary loss), together with any related provision for taxes on any such extraordinary gain, realized by the referent Person or any of its Subsidiaries during such period; and (vi) in the case of a successor to such Person by consolidation, merger or transfer of its assets, any earnings of the successor prior to such merger, consolidation or transfer of assets.

     "Consolidated Tangible Assets" of any Person as of any date means the total assets of such Person and its Subsidiaries (excluding any assets that would be classified as "intangible assets" under GAAP) on a consolidated basis at such date, as determined in accordance with GAAP, less all write-ups (other than write-ups in connection with acquisitions) subsequent to the date of this Indenture in the book value of any asset (except any such intangible assets) owned by such Person or any of its Subsidiaries.

     "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 10.2 or such other address as the Trustee may give notice to the Company.

     "Credit Agreement" means the Revolving Credit and Term Loan Agreement, dated as of April 20, 1995, among the Company, the Bank Agent, and the other financial institutions signatory thereto, together with the related documents thereto, including, without limitation, any security documents and all exhibits and schedules thereto, and any agreement or agreements relating to any extension, refunding, refinancing, successor or replacement facility, whether or not with the same lenders, and whether or not the principal amount or amount of letters of credit outstanding thereunder or the interest rate payable in respect thereof shall be thereby increased, in each case as amended and in effect from time to time.

     "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

     "Definitive Securities" means any Securities other than a Global Security.

     "Depositary" means, with respect to Securities issuable or issued in whole or in part in global form hereunder, unless otherwise specified by the Company pursuant to Section 2.12, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Exchange Act or other applicable statute or regulation.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exchange Offer" means the offer the Company is to make pursuant to the Registration Rights Agreement to exchange Rule 144A Notes for Series A Notes.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

     "Global Security" means a Security which is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and pursuant to a written order of the Company, which shall be registered in the name of the Depositary or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Securities or any portion thereof, but not including any Securities that are no longer outstanding, and having the same terms, including, without limitation, the same original issue date, date or dates on which principal is due, and rate of interest.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, by agreement to keepwell, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Hedging Obligations" of any Person means the obligations of such Person pursuant to any interest rate swap agreement, foreign currency exchange agreement, interest rate collar agreement, option or futures contract or other similar agreement or arrangement relating to interest rates or foreign exchange rates.

     "Holder" means a Person in whose name a Security is registered.

     "Indebtedness" of any Person at any date means, without duplication: (i) all Bank Debt; (ii) all other Indebtedness of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof); (iii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iv) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto); (v) all obligations of such Person with respect to Hedging Obligations (other than those that fix the interest rate on variable rate indebtedness otherwise permitted by this Indenture or that protect the Company and/or its Subsidiaries against changes in foreign exchange rates); (vi) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred in the ordinary course of business; (vii) all Capitalized Lease Obligations of such Person; (viii) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; (ix) all Indebtedness of others guaranteed by such Person to the extent of such guarantee; and (x) all

Attributable Indebtedness. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above; and in the case of clauses (iv) and (ix), the maximum liability of such Person for any such contingent obligations at such date and, in the case of clause (viii), the amount of the Indebtedness secured.

     "Indenture" means this Second Amended and Restated Supplemental Indenture, as amended from time to time.

                  "Interest Expense" of any Person for any period means the aggregate amount of interest which, in accordance with GAAP, would be set opposite the caption "interest expense" or any like caption on an income statement for such Person (including, without limitation or duplication, imputed interest included in Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, the net costs associated with Hedging Obligations, amortization of financing fees and expenses, the interest portion of any deferred payment obligation, amortization of discount and all other non-cash interest expense).

     "Interest Payment Date" shall have the meaning assigned to such term in the Securities.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or other similar encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including, without limitation, any conditional sale or other title retention agreement, and any financing lease in the nature thereof, any agreement to sell, and any filing of, or agreement to give, any financing statement (other than notice filings not perfecting a security interest) under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

     "Net Proceeds" with respect to any Asset Sale means (i) cash (in U.S. dollars or freely convertible into U.S. dollars) received by the Company or any of its Subsidiaries from such Asset Sale (including, without limitation, cash received as consideration for the assumption or incurrence of liabilities incurred in connection with or in anticipation of such Asset Sale), after (a) provision for all income or other taxes measured by or resulting from such Asset Sale or the transfer of the proceeds of such Asset Sale to the Company or any of its Subsidiaries, (b) payment of all brokerage commissions and the underwriting and other fees and expenses related to such Asset Sale and (c) deduction of appropriate amounts to be provided by the Company or any of its Subsidiaries as a reserve, in accordance with GAAP, against any liabilities associated with the assets sold or otherwise disposed of in such Asset Sale and retained by the Company or any of its Subsidiaries after such Asset Sale (including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters) or against any indemnification obligations associated with the sale or other disposition of the assets sold or otherwise disposed of in such Asset Sale and (ii) all non-cash consideration received by the Company or any of its Subsidiaries from such Asset Sale upon the liquidation or conversion of such consideration into cash.

     "Officer" means the Chief Executive Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, Controller, Secretary or any Vice President of the Company.

     "Officers' Certificate" means a certificate signed by two Officers, one of whom must be the Company's Chief Executive Officer or Chief Financial Officer.

     "Opinion of Counsel" means an opinion from legal counsel who is acceptable to the Trustee in its sole discretion. The counsel may be an employee of or counsel to the Company or the Trustee.

     "Payment or Distribution in Respect of the Securities" means, for purposes of Article 9 hereof, any payment or distribution of any kind or character, whether in cash, property or securities, on account of the payment of the principal of and premium, if any, and interest on any of the Securities, including, without limitation, any redemption or repurchase price paid for any optional or mandatory redemption, Asset Sale Offer, Change in Control Repurchase or other repurchase or retirement of the Securities or any other payment on account of the Securities (including payments with respect to claims related to the issuance of the Securities); provided, however, that the exchange of Rule 144A Notes for a like amount of Series A Notes shall not constitute a Payment or Distribution in Respect of the Securities. For purposes of this definition, the words "cash, property or securities" shall not be deemed to include securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in Article 9 and which securities are not subject to maturity or mandatory prepayment prior to the maturity of any Senior Indebtedness then outstanding.

     "Permitted Holder" means Robert N. Elkins and any group (within the meaning of Section 13(d)(3) of the Exchange Act) of which Mr. Elkins is a member; so long as, with respect to any group, Mr. Elkins owns more than 20% of the total voting power of all classes of Capital Stock of the acquiring entity entitled to vote generally in the election of directors of the acquiring entity.

     "Person" means any individual, corporation, partnership, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

     "Preferred Stock" means with respect to any Person all Capital Stock of such Person which has a preference in liquidation or a preference with respect to the payment of dividends.

     "Registration Rights Agreement" means the Registration Rights Agreement dated as of May 11, 1995 by and between Smith Barney Inc. and the Company as such agreement may be amended, modified or supplemented from time to time.

     "Rule 144A Notes" means the Company's 9 5/8% Senior Subordinated Notes due 2002, issued under this Indenture.

     "Sale and Leaseback Transaction" means with respect to any Person, an arrangement with any bank, insurance company or other lender or investor or to which such lender or investor is a party, providing for the leasing by such Person or any of its Subsidiaries of any property or asset of such Person or any of its Subsidiaries which has been or is being sold or transferred by such Person or such Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset.

     "SEC" means the Securities and Exchange Commission.

     "Securities" means the Rule 144A Notes and Series A Notes issued under this Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Senior Indebtedness" means the principal of and premium, if any, and interest on and other amounts due on or in connection with any Indebtedness of the Company (including, without limitation, all Allowed and Disallowed Post-Commencement Interest and Expenses in respect of such Indebtedness) and any amounts with respect to Hedging Obligations that fix the interest rate on variable rate indebtedness otherwise permitted by this Indenture, other than the Securities, the Company's 10 3/4% Senior Subordinated Notes due 2004, the Company's 5 3/4% Convertible Senior Subordinated Debentures due 2001 and the Company's 6% Convertible Subordinated Debentures due 2003, whether outstanding on the date of the Original Indenture or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities; provided that Senior Indebtedness will not include
(i) any Indebtedness, liability or obligation of the Company to (a) any of its

Subsidiaries, (b) trade creditors or (c) any person arising out of any lawsuit against the Company or any of its Subsidiaries or any settlement thereof (other than any lawsuit or settlement thereof respecting amounts payable with regard to Senior Indebtedness), (ii) any redemption or other payments on Preferred Stock,
(iii) any Indebtedness incurred in violation of the provisions of the Indenture or (iv) amounts owing under leases (other than Capitalized Lease Obligations).

     "Series A Notes" means the Company's 9 5/8% Senior Subordinated Notes due 2002, Series A, issued under this Indenture.

     "Shelf Registration Statement" means the Registration Statement with respect to the Securities which the Company is required to file pursuant to the Registration Rights Agreement.

     "Significant Subsidiary" has the meaning ascribed to it under Regulation C promulgated under the Securities Act of 1933, as amended.

     "Stated Maturity" means, when used with respect to any security or any installment of interest thereon, that date specified in such security as the fixed date on which the principal of such security or such installment of interest is due and payable.

     "Subsidiary" of any Person means (i) any corporation of which Common Equity having ordinary voting power to elect a majority of the directors of such corporation is owned by such Person directly or through one or more other Subsidiaries of such Person, and (ii) any entity other than a corporation in which such Person, directly or indirectly, owns at least a majority of the Common Equity of such entity.

     "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S.C. ss.ss. 77aaa-77bbbb), as in effect on the date hereof (unless otherwise specifically provided herein).

     "Transfer Restricted Securities" means Securities that bear or are required to bear the legend set forth in Section 2.5 hereof.

     "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

     "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

     "U.S. Government Obligations" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

     "Wholly Owned Subsidiary" of any Person means (i) a Subsidiary of which 100% of the Common Equity (except for directors' qualifying shares or certain minority interests owned by other Persons solely due to local law requirements that there be more than one stockholder, but which interest is not in excess of what is required for such purpose) is owned directly by such Person or through one or more other Wholly Owned Subsidiaries of such Person and (ii) any entity other than a corporation in which such Person, directly or indirectly, owns all of the Common Equity of such entity.

SECTION 1.2 OTHER DEFINITIONS

                                                                       Defined
        Term                                                          in Section

        "Asset Sale Offer".........................................     3.8
        "Custodian"................................................     5.1
        "Change in Control Repurchase".............................     3.7
        "Event of Default".........................................     5.1
        "Legal Holiday"............................................    10.6
        "Payment Blockage Period"..................................     9.4
        "Paying Agent".............................................     2.3
        "Registrar"................................................     2.3
        "Repurchase Date"..........................................     3.7
        "Successor"................................................     4.1


SECTION 1.3 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

     All terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.4 RULES OF CONSTRUCTION

     Unless the context otherwise requires:

     (1)  a term has the meaning assigned to it;

     (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

     (3)  "or" is not exclusive;

     (4) words in the singular include the plural, and in the plural include the singular;

     (5)  provisions apply to successive events and transactions;

     (6)  any amount may be negative; and

     (7) "herein", "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or Subdivision.

                                   ARTICLE 2.

                                 THE SECURITIES

SECTION 2.1 FORM AND DATING

     The Rule 144A Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A. Subject to Section 2.6, the Rule 144A Notes shall be in an aggregate principal amount no greater than $115,000,000; provided, that if Series A Notes are issued hereunder pursuant to the Exchange Offer, the aggregate maximum principal amount of Rule 144A Notes shall be reduced by the principal amount of Series A Notes so issued. The Series A Notes, when and if issued, and the Trustee's certificate of authentication shall be substantially in the form of Exhibit B. Subject to Section 2.6, the Series A
Notes shall be in an aggregate principal amount no greater than $115,000,000 less the principal amount of Rule 144A Notes not exchanged for the Series A Notes in the Exchange Offer. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication. The Securities shall be in denominations of $1,000 and integral multiples thereof.

     The Securities may be initially issued either in the form of a Global Security or Securities or in the form of Definitive Securities or both. A Global Security shall represent such of the outstanding Securities as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee or an agent thereof, at the direction of the Trustee, in accordance with instructions given by the Holder thereof. Definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

SECTION 2.2 EXECUTION AND AUTHENTICATION

     Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities and may be in facsimile form.

     If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security nevertheless shall be valid.

     A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     The Trustee shall authenticate Securities for original issue up to the aggregate principal amount stated in paragraph 4 of the Securities, upon a written order of the Company signed by two Officers. The aggregate principal amount of Securities outstanding at any time may not exceed such amount except as provided in Section 2.6.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

SECTION 2.3 REGISTRAR AND PAYING AGENT

     The Company shall maintain or cause to be maintained through the Trustee or such other Person as may be appointed hereunder an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

SECTION 2.4 PAYING AGENT TO HOLD MONEY IN TRUST

     The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal of or premium, if any, or interest on the Securities, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 2.5 REGISTRATION OF TRANSFER AND EXCHANGE

     (a) With respect to the transfer and exchange of Definitive Securities: when Definitive Securities are presented to the Trustee with the request (x) to register the transfer of the Definitive Securities or (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations, the Trustee shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Securities presented or surrendered for register of transfer or exchange:

          (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or by its attorney, duly authorized in writing; and

          (ii) shall, in the case of Transfer Restricted Securities that are Definitive Securities, except if exchanged for a Series A Note in the Exchange Offer, be accompanied by the following additional information and documents, as applicable

               (A) if such Transfer Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit C hereto); or

               (B) if such Transfer Restricted Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in reliance on Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit C hereto); or

               (C) if such Transfer Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit C hereto) and an Opinion of counsel reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

     (b) The following restrictions apply to any transfer of a Definitive Security for a beneficial interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Global Security except until and upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

          (i) if such Definitive Security is a Transfer Restricted Security and such transfer is not being made in connection with the Exchange Offer, certification, substantially in the form of Exhibit C hereto, that such Definitive Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act; and

          (ii) whether or not such Definitive Security is a Transfer Restricted Security, written instructions directing the Trustee to make an endorsement on the Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, then the Trustee shall cancel such Definitive Security and cause, in accordance with the standing instructions and procedures existing between it and the
Depositary, the aggregate principal amount of Securities represented by the Global Security to be increased accordingly. If no Global Securities are then outstanding, the Company shall issue and, upon receipt of a written authentication order in the form of an Officers' Certificate, the Trustee shall authenticate a new Global Security in the appropriate principal amount.

     (c) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

     (d) With respect to the transfer of a beneficial interest in a Global Security for a Definitive Security:

          (i) Any person having a beneficial interest in a Global Security may upon request exchange such beneficial interest for a Definitive Security. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Security constituting a Transfer Restricted Security only, except if exchanged for a Series A Note in the Exchange Offer, the following additional information and documents (all of which may be submitted by facsimile):

               (A) if such beneficial interest is being transferred to the person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit C hereto); or

               (B) if such beneficial interest is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit C hereto); or

               (C) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit C hereto) and an Opinion of counsel from the transferee or transferor reasonably acceptable to the Company and to the Security Registrar to the effect that such transfer is in compliance with the Securities Act, then the Trustee will cause, in accordance with the standing instructions and procedures existing between it and the Depositary, the aggregate principal amount of the Global Security to be reduced and, following such reduction, the Company will execute and, upon receipt of a written authentication order in the form of an Officers' Certificate the Trustee will authenticate and deliver to the transferee a Definitive Security.

          (ii) Definitive Securities issued in exchange for a beneficial interest in a Global Security pursuant to this Section 2.5 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the persons in whose name such Securities are so registered.

     (e) Notwithstanding any other provisions of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.5), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

     (f) The following relates to the authentication of Definitive Securities in absence of the Depositary. If at any time: (i) the Depositary for the Securities notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Securities and a successor Depositary for the Global Securities is not appointed by the Company within 90 days after delivery of such notice; or (ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Securities under this Indenture, then the Company will execute, and the Trustee, upon receipt of a written order in the form of an Officers' Certificate requesting the authentication and delivery of Definitive Securities, will authenticate and deliver Definitive Securities, in an aggregate a principal amount equal to the principal amount of the Global Securities, in exchange for such Global Securities.

     (g) (i) Except as permitted by the following paragraph (ii), each Rule 144A Note certificate evidencing the Global Securities and the Definitive Securities (and all Securities other than Series A Notes issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

   THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

   THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HERETO AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE

   ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATED PERSON OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) UNLESS SUCH OFFER, SALE OR OTHER TRANSFER IS
   (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (A)(2), (A)(3) OR (A)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES
   (D), (E) or (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE THEN HOLDER OF THIS SECURITY AFTER THE RESALE RESTRICTION TERMINATION DATE.

          (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act (including the Shelf Registration Statement):

               (A) in the case of any Transfer Restricted Security that is a Definitive Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security; and

               (B) any such Transfer Restricted Security represented by a Global Security shall not be subject to the provisions set forth in (i) above (such sales or transfers being subject only to the provisions of Section 305(c) hereof); provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Security for a Definitive Security that does not bear a legend, which request is made in reliance upon Rule 144 or an effective registration statement, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 or an effective registration statement (such certification to be substantially in the form of Exhibit C hereto.)

     (h) At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, redeemed, repurchased or cancelled, such Global Security shall be returned to or retained and cancelled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, redeemed, repurchased or cancelled, the principal amount of Securities represented by such Global Security shall be reduced and an endorsement shall be made on such Global Security, by the Trustee or the Securities Custodian, at the direction of the Trustee, to reflect such reduction.

     (i) All Definitive Securities and Global Securities issued upon any registration of transfer or exchange of Definitive Securities or Global Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Securities or Global Securities surrendered upon such registration of transfer or exchange.

     No service charge shall be made to a Holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable and any other expenses (including the fees and expenses of the Trustee) in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Section
2.6 or 8.5).

SECTION 2.6 REPLACEMENT SECURITIES

     If any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee, upon the written order of the Company signed by two Officers, shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, the Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security.

     Every replacement Security is an additional obligation of the Company.

SECTION 2.7 OUTSTANDING SECURITIES

     The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.7 as not outstanding.

     If a Security is replaced pursuant to Section 2.6, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

     If the principal amount of any Security is considered paid under Section 3.1, it ceases to be outstanding and interest on it ceases to accrue as of the date it is deemed paid. Upon a "legal defeasance" pursuant to Section 7.1(b) or a "covenant defeasance" pursuant to Section 7.1(c), the Securities shall be deemed to be outstanding or not outstanding as provided in the applicable
Section 7.1(b) or 7.1(c).

     Except as set forth in Section 2.8, a Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

SECTION 2.8 TREASURY SECURITIES

     In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

SECTION 2.9 TEMPORARY SECURITIES

     Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

SECTION 2.10 CANCELLATION

     The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation, and, upon request of the Company, certification of their destruction shall be delivered to the Company unless, by a written order signed by two Officers, the Company shall direct that canceled Securities be returned to it. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.11 DEFAULTED INTEREST

     If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Securities. The Company, with the consent of the Trustee, shall fix each such special record date and payment date. At least 15 days before the special record date, the Company (or, upon request of the Company, the Trustee, in the name of and at the expense of the Company) shall mail to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.12 SECURITIES ISSUABLE IN THE FORM OF A GLOBAL SECURITY

     (a) If the Company shall establish that the Securities are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee or an agent thereof shall, in accordance with
Section 2.2 and the written order of the Company delivered to the Trustee or its agent thereunder, authenticate and deliver such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the outstanding Securities to be represented by such Global Security or Securities, or such portion thereof as the Company shall specify in a written order of the Company signed by two Officers, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee or its agent to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for securities in definitive form, this security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of the Depositary to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of the nominee of the Depositary or in such other name as is requested by an authorized representative of the Depositary (and any payment is made to the nominee of the Depositary or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, the nominee of the Depositary, has an interest herein."

     (b) Notwithstanding any other provision of this Section 2.12 or of Section 2.5, and subject to the provisions of paragraph (c) below, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 2.5, only to a nominee of the Depositary for such Global Security, or to the Depositary, or a successor Depositary for such Global Security selected or approved by the Company, or to a nominee of such successor Depositary.

     (c) (i) If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Securities shall no longer be eligible or in good standing under the Exchange Act or any other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee or an agent thereof, upon receipt of a written order of the Company signed by two Officers for the authentication and delivery of individual Definitive Securities in exchange for such Global Security, will authenticate and deliver, individual Definitive Securities of like tenor and terms in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

     (ii) The Company may at any time and in its sole discretion determine that the Securities issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a written order of the Company signed by two Officers for the authentication and delivery of individual Definitive Securities in exchange in whole or in part for such Global Security, will authenticate and deliver individual Definitive Securities of like tenor and terms in an aggregate principal amount equal to the principal amount of such Global Security or Securities in exchange for such Global Security or Securities.

     (iii) If specified by the Company pursuant to a written order of the Company signed by two Officers, the Depositary for a Global Security may surrender such Global Security in exchange in whole or in part for individual Definitive Securities of like tenor and terms on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee or an agent thereof, upon a written order of the Company signed by two Officers, shall authenticate and deliver, without service charge, (1) to each Person specified by such Depositary a new Definitive Security or Securities of like tenor and terms and of any authorized denomination as requested by such Person in an aggregate principal amount equal to and in exchange for such Person's beneficial interest as specified by such Depositary in the Global Security; and (2) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Definitive Securities delivered to Holders thereof.

     (iv) In any exchange  provided for in (i), (ii) or (iii) of this  paragraph
(c), the Company will execute and the Trustee or an agent thereof will authenticate and deliver individual Definitive Securities in registered form in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for individual Definitive Securities, such Global Securities shall be cancelled by the Trustee or an agent thereof. Except as provided in
(iii) above, Definitive Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct either the Trustee or the Registrar. Such Trustee or the Registrar shall deliver such Definitive Securities to the Persons in whose names such Securities are so registered.

                                   ARTICLE 3

                                    COVENANTS

SECTION 3.1 PAYMENT OF SECURITIES

     The Company shall pay the principal of and premium, if any, and interest on the Securities on the dates and in the manner provided in the Securities. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, other than the Company or a Subsidiary of the Company, holds on that date money deposited by the Company designated for and sufficient to pay all principal, premium, if any, and interest then due.

     The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to the interest rate on the Securities to the extent lawful; it shall pay interest on overdue payments of premium, if any, or installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 3.2  MAINTENANCE OF OFFICE OR AGENCY

     The Company will maintain an office or agency where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company with respect of the Securities and this Indenture may be served pursuant to Section 2.3. The Company hereby designates the Corporate Trust Office of the Trustee as such office or agency of the Company.

     The Company also from time to time may designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and from time to time may rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 3.3 SEC REPORTS

     (a) The Company  shall  remain  subject to the  reporting  requirements  of
Section 13 or Section 15(d) of the Exchange Act and shall continue to file with the SEC such annual reports and such information, documents and other reports which are specified in Sections 13 and 15(d) of the Exchange Act.

     (b) The Company shall file with the Trustee and cause to be provided to the Holders, within 15 days after it files the same with the SEC, copies of its annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company or any subsidiary of the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company shall cause any annual report furnished to its stockholders generally and any quarterly or other financial reports furnished by it to its stockholders generally to be filed with the Trustee and mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar.

SECTION 3.4 COMPLIANCE CERTIFICATE

     (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge the Company has kept, observed, performed and fulfilled each covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or premium, if any, or interest, if any, on the Securities are prohibited or, if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

     (b) So long as (i) not contrary to the then current recommendations of the American Institute of Certified Public Accountants or (ii) the Company's independent public accountants do not have in effect a policy, of general applicability with respect to their clients, that such accountants will not prepare statements on the subjects specified below, the year-end financial statements delivered pursuant to Section 4.3 shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements nothing has come to their attention that would lead them to believe that the Company has violated any provisions of
Article 3 or 4 or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

     (c) The Company, so long as any of the Securities are outstanding, will deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default under this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

SECTION 3.5 CORPORATE EXISTENCE, TAXES, ETC.

     Subject to the provisions of Section 4.1, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its rights (charter and statutory), licenses and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 3.6 STAY, EXTENSION AND USURY LAWS

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the Company's obligation to pay the Securities; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law insofar as such law applies to the Securities, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power, right or remedy herein granted to the Trustee, but will suffer and permit the execution of every such power, right or remedy as though no such law has been enacted.

SECTION 3.7 CHANGE IN CONTROL

     (a) Following the occurrence of any Change in Control, each Holder will have the right, at such Holder's option, to require that the Company purchase (a "Change in Control Repurchase"), and upon the exercise of such right, the Company shall, subject to the provisions of Section 9.3 hereof, purchase, all or any part of such Holder's Securities on a date (the "Repurchase Date") that is no earlier than 30 days nor later than 60 days after the date on which the Company gives notice of a Change in Control as provided in (b) below at a purchase price equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest thereon, if any, to the Repurchase Date.

     (b) Within 30 days after any Change in Control, the Company (with notice to the Trustee), or the Trustee at the Company's request, will mail or cause to be mailed to all Holders on the date of the Change in Control a notice of the occurrence of such Change in Control and of the Holders' rights arising as a result thereof. Such notice, which shall govern the terms of the Change in Control Repurchase, shall state:

          (1) that a Change in Control has occurred and that such Holder has the right to require the Company to repurchase such Holder's Notes in cash;

          (2) the Repurchase Date (which will be no earlier than 30 days nor later than 60 days from the date such notice is mailed);

          (3) the purchase price for the repurchase;

          (4) the date by which the repurchase right must be exercised; and

          (5) the instructions  determined by the Company,  consistent with this
     Section 3.7, that a Holder must follow in order to have its Securities repurchased.

     (c) To exercise a repurchase right, a Holder shall deliver to the Company (or a depositary or Paying Agent designated by the Company for such purpose in the notice referred to in (b) above), on or before the close of business on the Repurchase Date, the Security or Securities with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company, with the form entitled "Option of Holder to Elect Purchase" on the reverse of each Security so delivered completed. Holders shall be entitled to withdraw their election if the Company (or the depositary or Paying Agent designated by the Company for the purpose of receiving such election) receives, not later than five Business Days prior to the Repurchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security or Securities the Holder delivered for purchase and a statement that such Holder is withdrawing its election to the have the Security or Securities purchased.

     (d) In the event a repurchase right shall be exercised in accordance with the terms hereof, subject to Article 9, the Company shall on or promptly following the Repurchase Date pay or cause to be paid in cash to the Holder thereof the repurchase price of the Security or Securities as to which the repurchase right has been exercised. In the event that the repurchase right is exercised with respect to less than the entire principal amount of a surrendered Security, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate for issuance in the name of the Holder a new Security or Securities in the aggregate principal amount of the unrepurchased portion of such surrendered security.

     (e) If the Repurchase Date is on or before an Interest Payment Date and on or after the related record date, any interest accrued and unpaid to the Repurchase Date will be paid to the Person in whose name the Security is registered at the close of business on such record date, and no additional interest will be payable to Holders who exercise their repurchase right pursuant to this Section 3.7.

     (f) Any Change in Control Repurchase shall be conducted in compliance with applicable tender offer rules, including Section 14(e) of the Exchange Act and Rule 14(e)(1) thereunder. The Change in Control Repurchase may not be modified or conditioned by the Company in any manner.

SECTION 3.8 LIMITATIONS ON ASSET SALES

     The Company shall not, and shall not permit any of its Subsidiaries to, consummate any Asset Sale unless (i) the Company or its Subsidiaries receive consideration at the time of such Asset Sale at least equal to the fair market value of the assets or Capital Stock included in such Asset Sale (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a board resolution) and (ii) not less than 50% of such consideration is in the form of cash. The Net Proceeds of Asset Sales shall, within 360 days, (a) be reinvested in the lines of business of the Company or any of its Subsidiaries immediately prior to such investment; (b) be applied to the payment of the principal of, and interest on, Senior Indebtedness; (c) be utilized to make any Investment in any other Person permitted under this Indenture; or (d) be applied to an offer (an "Asset Sale Offer") to purchase outstanding Securities. In any such Asset Sale Offer, the Company shall offer to purchase Securities, as selected by lot (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased), at a purchase price equal to 100% of the aggregate principal amount of the Securities, plus accrued and unpaid interest to the date of purchase, in the manner set forth in this Indenture. Any Asset Sale Offer will be conducted in compliance with applicable tender offer rules, including Section 14(e) of the Exchange Act and Rule 14e-1 thereunder. Any Net Proceeds remaining immediately after the completion of any Asset

Sale Offer may be used by the Company or its Subsidiaries for any purpose not inconsistent with the other provisions of this Indenture.


                                    ARTICLE 4

                                   SUCCESSORS

SECTION 4.1 LIMITATIONS ON MERGERS AND CONSOLIDATIONS

     The Company shall not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets, or assign any of its obligations hereunder or under the Securities, to any Person unless:

          (i) the Person formed by or surviving such consolidation or merger (if other than the Company), or to which sale, lease, conveyance or other disposition or assignment shall be made (collectively, the "Successor"), is a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia, and the Successor assumes by supplemental indenture in a form satisfactory to the Trustee all of the obligations of the Company hereunder and under the Securities; and

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

     The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

SECTION 4.2 SUCCESSOR CORPORATION SUBSTITUTED

     Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company or any assignment of its obligations under this Indenture or the Securities in accordance with Section 4.1, the Successor formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance or other disposition or assignment is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Successor has been named as the Company herein and the predecessor Company, in the case of a sale, lease, conveyance or other disposition or assignment, shall be released from all obligations under this Indenture and the Securities.


                                   ARTICLE 5

                              DEFAULTS AND REMEDIES

SECTION 5.1 EVENTS OF DEFAULT

     An "Event of Default" occurs if:

          (1) the Company defaults in the payment of the principal of, or any premium on, any Security when the same becomes due and payable, whether at Stated Maturity, upon redemption, upon acceleration or otherwise;

          (2) the Company defaults in the payment of interest on any Security when the same becomes due and payable and the Default continues for a period of 30 days (even if such payment is prohibited by Article 9 hereof);

          (3) the Company fails to comply with any of its agreements or covenants in, or provisions of, the Securities or this Indenture and such failure continues for the period and after the notice specified below;

          (4) any acceleration of the maturity of Indebtedness of the Company or its Subsidiaries having an outstanding principal amount of at least $50.0 million or a failure to pay such Indebtedness at its Stated Maturity; provided that such acceleration or failure to pay is not cured within 10 days after such acceleration or failure to pay;

          (5) the Company or any of its Significant Subsidiaries pursuant to or within the meaning of any Bankruptcy Law:

               (a) commences a voluntary case,

               (b) consents to the entry of an order for relief against it in an involuntary case,

               (c) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

               (d) makes a general  assignment for the benefit of its creditors;
          or

          (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (a) is for relief against the Company or any of its Significant Subsidiaries as debtor in an involuntary case,

               (b) appoints a Custodian of the Company or any of its Significant Subsidiaries or a Custodian for all or substantially all of the property of the Company or any of its Significant Subsidiaries, or

               (c) orders the liquidation of the Company or any of its Significant Subsidiaries,

     and the order or decree remains unstayed and in effect for 60 days.

     The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     The Trustee shall not be deemed to know of a Default unless it has actual knowledge of such Default or receives written notice of such Default with specific reference to such Default.

     A Default under clause (3) is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the then outstanding Securities notify the Company and the Trustee, of the Default and the Company does not cure the Default within 45 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

SECTION 5.2 ACCELERATION

     If an Event of Default (other than an Event of Default with respect to the Company specified in clause (6) or (7) of Section 5.1) occurs and is continuing, the Trustee by written notice to the Company, or the Holders of at least 25% in aggregate principal amount of the then outstanding Securities by written notice to the Company and the Trustee, may declare all Securities to be due and payable immediately. Upon such declaration the amounts due and payable on the
Securities, as determined in the next succeeding paragraph, shall be due and payable immediately. If an Event of Default with respect to the Company specified in clause (6) or (7) of Section 5.1 occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder. The Holders of a majority in aggregate principal amount of the then outstanding Securities by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal of, or premium, if any, or interest on the Securities or that resulted from a failure to comply with
Section 3.7) have been cured or waived.

     In the event that the maturity of the Securities is accelerated pursuant to this Section 5.2, 100% of the principal amount thereof and premium, if any, shall become due and payable plus accrued interest to the date of payment plus interest on defaulted interest to the extent provided herein.

SECTION 5.3 OTHER REMEDIES

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, or premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 5.4 WAIVER OF PAST DEFAULTS

     The Holders of a majority in aggregate principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on any Security or in respect of a provision under this Indenture which cannot be modified or amended without the consent of the Holder of each Security then outstanding. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right or remedy consequent thereon.

SECTION 5.5 CONTROL BY MAJORITY

     The Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders, or that may involve the Trustee in personal liability, in each case as determined by the Trustee.

SECTION 5.6 LIMITATIONS ON SUITS

     A Holder may pursue a remedy with respect to this Indenture or the Securities only if:

          (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

          (2) the Holders of at least 25% in aggregate principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee in its sole discretion against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (5) during such 60-day period the Holders of a majority in aggregate principal amount of the then outstanding Securities do not give the Trustee a direction inconsistent with the request.

A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 5.7 RIGHTS OF HOLDERS TO RECEIVE PAYMENT

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 5.8 COLLECTION SUIT BY TRUSTEE

     If an Event of Default specified in Section 5.1(1) or (2) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the amount of principal, premium, if any, and interest remaining unpaid on the Securities, determined in accordance with Section 5.2, and interest on overdue principal and premium, if any, and, to the extent lawful, interest on overdue installments of interest, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 5.9  TRUSTEE MAY FILE PROOFS OF CLAIM

     The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company, its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.6. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.6 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Securities may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee (or similar official) in bankruptcy and may be a member of the creditors' committee.

SECTION 5.10 PRIORITIES

     If the Trustee collects any money pursuant to this Article 5, it shall pay out the money in the following order:

          First: to the Trustee for amounts due under Section 6.6;

          Second: to Holders for amounts due and unpaid on the Securities for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any, and interest, respectively; and

          Third: to the Company.

     The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Article.

SECTION 5.11 UNDERTAKING FOR COSTS

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 5.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section
5.7 or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.


                                    ARTICLE 6

                                     TRUSTEE

SECTION 6.1 DUTIES OF TRUSTEE

     (1) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in such exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (2) Except during the continuance of an Event of Default:

          (a) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (b) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions to determine whether or not, on their face, they appear to conform to the requirements of this Indenture.

     (3) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (a) this paragraph does not limit the effect of paragraph (2) of this Section;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

     (4) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (1),
(2), (3) and (5) of this Section 6.1.

     (5) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

     (6) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 6.2 RIGHTS OF TRUSTEE

     (1) Subject to Section 6.1, the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person, and the Trustee need not investigate any fact or matter stated in the document.

     (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (3) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

     (5) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

SECTION 6.3 INDIVIDUAL RIGHTS OF TRUSTEE

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 6.4 TRUSTEE'S DISCLAIMER

     The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or as to the Company's ability to pay the Securities when and as due or perform its other obligations hereunder. It shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision hereof. It shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee. It shall not be responsible for any statement or recital herein or any statement in the Securities other than its certificate of authentication.

SECTION 6.5 NOTICE OF DEFAULTS

     If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, or premium, if any, or interest on any Security or that resulted from a failure by the Company to comply with Section 3.7, the Trustee may withhold the notice if it in good faith determines that withholding the notice is in the interests of Holders.

SECTION 6.6 COMPENSATION AND INDEMNITY

     The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

     The Company shall indemnify the Trustee, its employees, officers, directors and agents and any predecessor Trustee hereunder against any loss, liability or expense incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture or in connection with enforcing this indemnification provision, except as set forth in the next paragraph. The Trustee promptly shall notify the Company of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

     The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

     To secure the Company's payment obligations in this Section 6.6, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of, premium, if any, and interest on particular Securities. Such Lien shall survive the satisfaction and discharge of this Indenture.

     When the  Trustee  incurs  expenses or renders  services  after an Event of
Default specified in Section 5.1(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 6.7 REPLACEMENT OF TRUSTEE

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

     The Trustee may resign and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

     (1)  the Trustee fails to comply with Section 310(b) of the TIA;

     (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

     (3) a Custodian or public officer takes charge of the Trustee or its property; or

     (4)  the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 310 of the TIA, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided for in Section 6.6. Notwithstanding replacement of the Trustee pursuant to this Section 6.7, the Company's obligations under Section 6.6 shall continue for the benefit of the retiring Trustee.

SECTION 6.8 SUCCESSOR TRUSTEE BY MERGER, ETC.

     Subject to Section 6.9, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 6.9 ELIGIBILITY; DISQUALIFICATION

     There shall at all times be a Trustee hereunder which shall be a bank or corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia authorized under such laws to exercise corporate trustee power, shall be subject to supervision or examination by Federal or state (or the District of Columbia) authority and shall have a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1) and 310(a)(2). The Trustee is subject to TIA ss. 310(b). If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 6.7.


                                   ARTICLE 7

                             DISCHARGE OF INDENTURE

SECTION 7.1 TERMINATION OF COMPANY'S OBLIGATIONS

     (a) This Indenture shall cease to be of further effect (except that the Company's obligations under Section 6.6 and the Trustee's and Paying Agent's obligations under Section 7.3 shall survive) when all outstanding Securities theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Securities that have been replaced or paid) to the Trustee for cancellation and the Company has paid all sums payable hereunder. In addition, the Company may elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Securities upon compliance with the conditions set forth in paragraph (d).

     (b)  Upon  the  Company's  exercise  under  paragraph  (a)  of  the  option applicable to this paragraph (b), the Company shall be deemed to have been released and discharged from its obligations with respect to the outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "legal defeasance"). For this purpose, such legal defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of the Sections of and matters under this Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities to receive solely from the trust fund described in paragraph (d) below and as more fully set forth in such paragraph, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (ii) the Company's obligations with respect to such Securities under Sections 2.5, 2.6 and 3.2, and, with respect to the Trustee, under Section 6.6, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section
7.1. Subject to compliance with this Section 7.1, the Company may exercise its option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph (c) below with respect to the Securities.

     (c) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (c), the Company shall be released and discharged from its obligations under any covenant contained in Article 4 and in Section 3.3, 3.4 and 3.6 through 3.8 with respect to the outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under
Section 5.1, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

     (d) The following shall be the conditions to the application of either paragraph (b) or (c) above to the outstanding Securities:

          (1) the Company has irrevocably deposited in trust with the Trustee or, at the option of the Trustee, with a trustee satisfactory to the Trustee and the Company under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee in its sole discretion, money or U.S. Government Obligations sufficient to pay principal of, premium, if any, and interest on the Securities to maturity or redemption (in the opinion of a nationally recognized accounting firm of independent certified public accountants expressed in a written certificate delivered to the Trustee) and to pay all other sums payable by it hereunder; provided that (i) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Trustee and (ii) the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal, premium, if any, and interest with respect to the Securities;

          (2) the Company has delivered to the Trustee an Officer's Certificate stating that (a) all conditions precedent provided for relating to either the legal defeasance under paragraph (b) above or the covenant defeasance under paragraph (c) above, as the case may be, have been complied with and
     (b) if any other Indebtedness of the Company shall then be outstanding or committed, such legal defeasance or covenant defeasance will not violate the provisions of the agreements or instruments evidencing such Indebtedness;

          (3) no Default or Event of Default shall have occurred and be continuing on the date of such deposit;

          (4) the Trustee shall not have received notice from any holder of Bank Debt or any holder of Senior Indebtedness in an aggregate principal amount in excess of $20 million that such legal defeasance or covenant defeasance would violate the provisions of the agreements or instruments evidencing such Senior Indebtedness;

          (5) such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default or event of default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

          (6) in the case of an election under paragraph (b) above, the Company shall have delivered to the Trustee an Opinion of Counsel from nationally recognized counsel acceptable to the Trustee stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, (y) there exists controlling precedent, or (z) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in any case to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same time as would have been the case if such legal defeasance had not occurred; and

          (7) in the case of an election under paragraph (c) above, the Company shall have delivered to the Trustee an Opinion of Counsel from nationally recognized counsel acceptable to the Trustee (i) to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amount and in the same manner and at the same time as would have been the case if such covenant defeasance had not occurred or (ii) that the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the foregoing effect.

     After such irrevocable deposit made pursuant to this Section 7.1 and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

     The Company may make an irrevocable deposit pursuant to this Section 7.1 only if at such time it is not prohibited from doing so under the provisions of
Article 9 and the Company shall have delivered to the Trustee and any Paying Agent an Officers' Certificate to that effect.

     In order to have money available on a payment date to pay principal, premium, if any, or interest on the Securities, the U.S. Government Obligations shall be payable as to principal, premium, if any, or interest on or before such payment date in such amounts as will provide the necessary money to effect the applicable defeasance. U.S. Government Obligations shall not be callable at the issuer's option.

SECTION 7.2 APPLICATION OF TRUST MONEY

     The Trustee or a trustee satisfactory to the Trustee and the Company shall hold in trust money or U.S. Government Obligations deposited with it pursuant to
Section  7.1.  It shall  apply  the  deposited  money  and the  money  from U.S.
Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of, premium, if any, and interest on the Securities.

SECTION 7.3 REPAYMENT TO THE COMPANY

     The Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or securities held by them at any time.

     The Trustee and the Paying Agent shall pay to the Company at their option or upon written request any money held by them for the payment of principal, premium, if any, or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided, however, that the Company shall have either caused notice of such payment to be mailed to each Holder entitled thereto no less than 30 days prior to such repayment or within such period shall have published such notice in a financial newspaper of widespread circulation published in The City of New York. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

SECTION 7.4 REINSTATEMENT

     If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 7.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 7.1 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 7.1; provided, however, that if the Company has made any payment of premium, if any, or interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                   ARTICLE 8

                                   AMENDMENTS

SECTION 8.1 WITHOUT CONSENT OF HOLDERS

     The Company and the Trustee may amend this Indenture or the Securities or waive any provision hereof without the consent of any Holder:

     (1)  to cure any ambiguity, defect or inconsistency;

     (2)  to comply with Section 4.1;

     (3) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities;

     (4) to make any change that does not adversely affect the legal rights hereunder of any Holder; or

     (5) to comply with a provision or provisions of the TIA applicable to this Indenture.

     Upon the request of the Company, accompanied by a resolution of the Board of Directors authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 8.6, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise. After an amendment or waiver under this Section becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 8.2 WITH CONSENT OF HOLDERS

     Except as provided in this Section 8.2, the Company and the Trustee may amend this Indenture or the Securities with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities.

     Upon the request of the Company, accompanied by a resolution of the Board of Directors authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 8.6, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

     The Holders of a majority in principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities. However, without the consent of each Holder affected, an amendment or waiver under this Section may not:

     (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security;

     (2) reduce the principal amount of, or premium, if any, or interest on, any Security;

     (3) modify the provisions of Article 9 hereof in a manner adverse to the Holders;

     (4) change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable;

     (5) adversely affect the right of Holders to require the Company to repurchase Securities pursuant to Section 3.7 hereof or modify the obligations of the Company to make an Asset Sale Offer in accordance with Sections 3.8;

     (6) impair the right of Holders to institute suit for the enforcement of payment of the principal of and premium, if any, and interest on Securities on or after the Stated Maturity thereof (or in the case of redemption, on or after the redemption date);

     (7) reduce the percentage in principal amount of Securities, the consent of whose Holders is required for any modification or amendment of the Indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain Defaults or Events of Default hereunder and their consequences provided for in this Indenture; or

     (8)  modify any of the  provisions  of Section 5.4 or this sentence of this
          Section 8.2.

     The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of this Indenture.

SECTION 8.3 COMPLIANCE WITH TRUST INDENTURE ACT

     Every amendment to this Indenture or the Securities shall comply in form and substance with the TIA as then in effect.

SECTION 8.4 REVOCATION AND EFFECT OF CONSENTS

     Until an amendment (which includes any supplement) or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder may revoke the consent as to his or her Security or portion of a Security if the Trustee receives written notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Holder of a Security whether theretofore or thereafter authenticated and delivered.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If the Company elects to fix a record date for such purpose, the record date shall be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation, or (ii) such other date as the Company shall designate. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those

Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

SECTION 8.5 NOTATION ON OR EXCHANGE OF SECURITIES

     The Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company in exchange for the Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment or waiver.

SECTION 8.6 TRUSTEE TO SIGN AMENDMENTS, ETC.

     The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article 8 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the
Trustee may, but need not, sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be entitled to receive and, subject to Section 6.1 and 6.2 shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.


                                    ARTICLE 9

                                  SUBORDINATION

SECTION 9.1 SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS

     The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article 9, the indebtedness represented by the Securities and all Payments or Distributions in Respect of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

     If at any time following the payment of any amount to a holder of Senior Indebtedness with respect to such Senior Indebtedness, such payment is rescinded or must otherwise be returned by such holder upon the insolvency, bankruptcy, reorganization, dissolution or liquidation of the Company or any other Person or otherwise, and is so rescinded or returned to the party or parties making such payment, such Senior Indebtedness shall be reinstated to the extent of such payment and the provisions of this Article 9 shall be applicable as if such payment were never made.

     The provisions of this Article 9 are for the benefit of the holders of Senior Indebtedness, and each Holder of the Securities, by his purchase or other acquisition of the Securities, hereby agrees for the benefit of each holder of Senior Indebtedness that his Securities are subject to the provisions of this
Article 9.

SECTION 9.2 PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

     In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Company or to its creditors, as such, or to a substantial part of its assets, or (b) any proceeding for the liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness (including, without limitation, all Allowed and Disallowed Post-Commencement Interest and Expenses), or provision shall be made for such payment in cash or in a manner otherwise satisfactory to the holders of Senior Indebtedness, before the Holders of the Securities are entitled to receive any Payment or Distribution in Respect of the Securities (other than payments of amounts deposited prior to any such case, proceeding, dissolution or other winding up or event in accordance with the defeasance provisions of
Article 7 hereof), and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event.

     In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any Payment or Distribution in Respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event (other than payments of amounts deposited prior to any such case, proceeding, dissolution or other winding up or event in accordance with the defeasance provisions of
Article 7 hereof), including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness (including, without limitation, all Allowed and Disallowed Post-Commencement Interest and Expenses) is paid in full or payment thereof provided for, and, if (i) subject to Section 9.8, such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee, then and in such event such payment or distribution shall be paid over or delivered forthwith to the holders of Senior Indebtedness or to a representative duly appointed by any such holder or holders of Senior Indebtedness unless otherwise required by law or court order or (ii) such fact shall have been made known to such Holder at any time before or after such payment, then and in such event such Holder shall forthwith pay over and deliver such payment to the holders of Senior Indebtedness or to a representative duly appointed by any such holder or holders of such Senior Indebtedness unless otherwise required by law or court order, in either such case for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness (including, without limitation, all Allowed and Disallowed Post- Commencement Interest and Expenses) in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article 4 shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article 4.

SECTION  9.3 PRIOR  PAYMENT  TO  SENIOR   INDEBTEDNESS   UPON  ACCELERATION  OF
              SECURITIES

     In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full in cash, or in a manner otherwise satisfactory to the holders of Senior Indebtedness, of all amounts due on or in respect of such Senior Indebtedness (including, without limitation, all Allowed and Disallowed Post-Commencement Interest and Expenses) before the Holders of the Securities are entitled to receive any Payment or Distribution in Respect of the Securities (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities), other than payment of amounts previously deposited in accordance with the defeasance provisions of Article 7 hereof, by or for the account of the Company.

     In the event that, notwithstanding the foregoing, the Company shall make any Payment or Distribution in Respect of the Securities to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then if (i) subject to Section 9.8, such fact shall, prior to the time of such payment, have been made known to the Trustee, then and in such event the Trustee shall forthwith pay over and deliver such payment to the holders of such Senior Indebtedness or to a representative duly appointed by any such holder or holders of such Senior Indebtedness or (ii) such fact shall have been made known to such Holder at any time before or after such payment, then and in such event such Holder shall forthwith pay over and deliver such payment to the holders of Senior Indebtedness or to a representative duly appointed by any such holder or holders of such Senior Indebtedness, in either such case for application to the payment of all Senior Indebtedness then remaining unpaid (including, without limitation, all Allowed and Disallowed Post-Commencement Interest and Expenses), after giving effect to any concurrent payment or distribution to or for the benefit of holders of Senior Indebtedness.

     The provisions of this Section shall not apply to any payment with respect to which Section 9.2 is applicable.

SECTION 9.4  NO  PAYMENT   UPON  CERTAIN   DEFAULTS   WITH  RESPECT  TO  SENIOR
             INDEBTEDNESS

     (a) No Payment or Distribution in Respect of the Securities (other than payments of amounts previously deposited in accordance with the defeasance provisions of Article 7 hereof) shall be made by or for the account of the Company upon the occurrence of any default in the payment of any Bank Debt or any Senior Indebtedness (other than Bank Debt) in excess of $20 million beyond any applicable grace period, unless and until such default is cured or waived or ceases to exist or such Senior Indebtedness has been paid in full or provision for such payment in cash or in a manner otherwise satisfactory to holders of Senior Indebtedness has been made.

     (b) Upon any default with respect to the financial covenants under the Credit Agreement as specified therein, or if any payment or distribution by the Company with respect to any Security would, immediately after giving effect thereto, result in such default, no Payment or Distribution in Respect of the Securities (other than payments of amounts previously deposited in accordance with the defeasance provisions of Article 7 hereof), including any payment which may be payable by reason of the payment of any other indebtedness being subordinated to the payment of the Securities, shall be made by or for the account of the Company on account of principal of or premium, if any, or interest on the Securities or on account of the purchase, redemption or other acquisition of the Securities for the period specified below (the "Payment Blockage Period"). The Payment Blockage Period shall commence upon the receipt of notice by the Company or the Trustee from the Bank Agent and shall end on the earlier of (i) 179 days thereafter, (ii) the date on which such default with respect to the financial covenants under the Credit Agreement is cured or waived or ceases to exist or on which such Bank Debt is paid in full or provision for such payment in money or money's worth has been made, (iii) the date on which the maturity of any Indebtedness (other than Senior Indebtedness) shall have been accelerated by virtue of such event, or (iv) the date on which such Payment Blockage Period shall have been terminated by notice to the Company or the Trustee from the Bank Agent, after which any and all required payments in respect of the Securities, including any missed payments, may resume. Only one Payment Blockage Period may be commenced during any period of 365 consecutive days. No default with respect to the financial covenants under the Credit Agreement that existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be, made the basis for the commencement of a second Payment Blockage Period whether or not within a period of 365 consecutive days, unless such default has been cured or waived for a period of not less than 90 consecutive days. In no event will a Payment Blockage Period extend beyond 179 days.

     (c) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then (i) subject to Section 9.8, if such fact shall, at or prior to the time of such payment, have been made known to the Trustee, then and in such event the Trustee shall forthwith pay over and deliver such payment to the holders of Senior Indebtedness or to a representative duly appointed by any such holder or holders of such Senior Indebtedness or (ii) such fact shall have been made known to such Holder at any time before or after such payment, then and in such event such Holder shall forthwith pay over and deliver such payment to the holders of Senior Indebtedness or to a representative duly appointed by any such holder or holders of such Senior Indebtedness.

     The provisions of this Section shall not apply to any payment with respect to which Section 9.2 is applicable.

SECTION 9.5 PAYMENT PERMITTED IF NO DEFAULT

     Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 9.2 or under the conditions described in Section 9.3 or Section 9.4, from making any Payment or Distribution in Respect of the Securities, or (b) the application by the Trustee of any money deposited with it hereunder with respect to any Payment or Distribution in Respect of the Securities or the retention of such Payment or Distribution in Respect of the Securities by the Holders, if, at the time of such application by the Trustee, it had not been notified in accordance with Section 9.8 that such payment was prohibited by the provisions of this Article 9.

SECTION 9.6 SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS

     Subject to the payment in full in cash of all amounts due on or in respect of Senior Indebtedness (including, without limitation, all Allowed and Disallowed Post-Commencement Interest and Expenses, except to the extent provided below), the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article 9 (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Securities are subordinated and are entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and premium, if any, and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article 9, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

     Notwithstanding anything to the contrary in this Section 9.6, the Holders of the Securities hereby agree that they shall have no rights of subrogation with respect to amounts paid to the holders of Senior Indebtedness in payment of any interest, reimbursements, costs, expenses or indemnities that are not allowed claims enforceable against the Company in a case or proceeding under Bankruptcy Law.

SECTION 9.7 PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS

     The provisions of this Article 9 are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 9 of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder. The failure to make a payment on account of principal of, premium, if any, or interest on, or any other amounts then payable with respect to, the Securities by any reason of this Article 9 shall not be construed as preventing the occurrence of an Event of Default under Section 5.1.

SECTION 9.8 APPLICATION BY TRUSTEE OF MONIES DEPOSITED WITH IT

     Money and U.S. Government Obligations deposited in trust with the Trustee pursuant to Section 7.2 and in compliance with Section 7.1 shall be for the sole benefit of the Holders and, to the extent allocated for the payment of Securities, shall not be subject to the subordination provisions of this Article
9. Otherwise, any deposit of monies by the Company with the Trustee or any Paying Agent (whether or not in trust) for payment on account of principal of, premium, if any, and interest on the Securities or that otherwise constitutes a Payment or Distribution in Respect of the Securities shall be subject to the provisions of Sections 9.1, 9.2, 9.3 and 9.4 except that, if at least three Business Days prior to the date on which by the terms of this Indenture any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or the interest on any Security)
the Trustee shall not have received with respect to such monies the notice provided for in Section 9.4(b) or 9.11, then the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it within three Business Days of such date. This Section shall be construed solely for the benefit of the Trustee and Paying Agent and shall not otherwise affect the rights of holders of Senior Indebtedness.

SECTION 9.9 TRUSTEE TO EFFECTUATE SUBORDINATION

     Each holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 9.10 NO WAIVER OF SUBORDINATION PROVISIONS

     No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, compromise, accelerate, extend or refinance Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release, foreclose upon or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the payment or collection of Senior Indebtedness; (iv) exercise or refrain from exercising any rights against the Company and any other Person; (v) increase or reduce the rate of interest or amount of principal payable on any Senior Indebtedness; (vi) release or discharge the Company, by acceptance of a deed or assignment in lieu of foreclosure or otherwise, as to all or any portion of the Senior Indebtedness; or (vii) release, substitute or add any one or more guarantors or endorsers, accept additional or substituted security for payment or performance of the Senior Indebtedness, or release or subordinate any security therefor. No exercise, delay in exercise or failure to exercise by any holder of any Senior Indebtedness of any right hereby given it, no dealing by any holder of any Senior Indebtedness with the Company or any other guarantor, endorser or other person, no change, impairment or suspension of any right or remedy of any holder of any Senior Indebtedness, and no act or thing which but for this provision could act as a release or exoneration of the Holders of the Securities hereunder, shall in any way affect, decrease, diminish or impair any of the obligations of the Holders of the Securities and the Trustee or give to the Holders of the Securities, the Trustee or any other person or entity any recourse or defense against any holder of any Senior Indebtedness.

SECTION 9.11 NOTICE TO TRUSTEE

     The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the

Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee or other representative therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be entitled in all respects to assume that no such facts exist.

     Subject to the provisions of Sections 6.1 and 6.2, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 9, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 9, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 9.12 RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT

     Upon any payment or distribution of assets of the Company referred to in this Article 9, the Trustee, subject to the provisions of Sections 6.1 and 6.2, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 9.

SECTION 9.13 TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which holders of Senior Indebtedness shall be entitled by virtue of this Article 9 or otherwise.

SECTION 9.14 RIGHTS OF TRUSTEE AS HOLDER OF SENIOR  INDEBTEDNESS;  PRESERVATION
             OF TRUSTEE'S RIGHTS

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6.

                                   ARTICLE 10

                                  MISCELLANEOUS

SECTION 10.1 TRUST INDENTURE ACT CONTROLS

     If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA ss. 318(c), the imposed duties shall control.

SECTION 10.2 NOTICES

     Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in Person or mailed by first-class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

      If to the Company:

      Integrated Health Services, Inc.
      10065 Red Run Boulevard
      Owings Mills, Maryland  21117
      Attention:  General Counsel


      If to the Trustee:

      Signet Trust Company
      7 St. Paul Street
      Baltimore, MD  21202
      Attn:  Corporate Trust Department

     The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

     All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     Any notice or communication to a Holder shall be mailed by first-class mail to the Holder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 10.3 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT

     Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (1) an Officers' Certificate (which shall include the statements set forth in Section 10.4) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel (which shall include the statements set forth in Section 10.4) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

SECTION 10.4 STATEMENTS REQUIRED IN CERTIFICATE OR OPINION

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall include:

          (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

SECTION 10.5 RULES BY TRUSTEE AND AGENTS

     The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 10.6 LEGAL HOLIDAYS

     A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 10.7 NO RECOURSE AGAINST OTHERS

     A director, officer, employee or stockholder of the Company or the Trustee, as such, shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability.

SECTION 10.8 GOVERNING LAW

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 10.9 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 10.10 SUCCESSORS

     All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 10.11 SEVERABILITY

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10.12 COUNTERPART ORIGINALS

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 10.13 TRUSTEE AS PAYING AGENT AND REGISTRAR

     The Company initially appoints the Trustee as Paying Agent and Registrar.

SECTION 10.14 TABLE OF CONTENTS, HEADINGS, ETC.

     The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 10.15 EFFECTIVE DATE

     This Second Amended and Restated Supplemental Indenture shall be effective, and the effective date shall be deemed to have occurred, upon the receipt by the Trustee of a written notice from the Company that the conditions to the Offer to Purchase the Company's 9 5/8% Senior Subordinated Notes due 2002, Series A and Consent Solicitation dated May 1, 1997, have been satisfied or waived by the Company and that the Acceptance Date (as defined therein) has occurred.

                            [Signatures on Next Page]

                                   SIGNATURES





Dated as of May 15, 1997
                                               (SEAL)

                                               INTEGRATED HEALTH SERVICES, INC.



                                               By:/s/
                                                  ------------------------------
                                                  Name:
                                                  Title:

Attest:
/s/
-------------------------------


Dated as of May 15, 1997
                                               (SEAL)

                                               SIGNET TRUST COMPANY,
                                               as Trustee



                                               By:/s/
                                                  ------------------------------
                                                  Name:
                                                  Title:

Attest:
/s/
-------------------------------

                                    EXHIBIT A

LEGENDS FOR GLOBAL SECURITY:

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HERETO AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATED PERSON OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) UNLESS SUCH OFFER, SALE OR OTHER TRANSFER IS (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (A)(2), (A)(3) OR (A)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY
DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES,

A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE THEN HOLDER OF THIS SECURITY AFTER THE RESALE RESTRICTION TERMINATION DATE.


LEGENDS FOR DEFINITIVE SECURITY

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATED PERSON OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) UNLESS SUCH OFFER, SALE OR OTHER TRANSFER IS (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (A)(2), (A)(3) OR (A)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY
DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE THEN HOLDER OF THIS SECURITY AFTER THE RESALE RESTRICTION TERMINATION DATE.

                    9 5/8% SENIOR SUBORDINATED NOTES DUE 2002


Cusip No.                                                                    $


INTEGRATED HEALTH SERVICES, INC.

promises to pay to



or registered assigns,

the principal sum of



Dollars [or such greater or lesser amount as indicated on the Schedule of Exchanges of Definitive Securities on the reverse hereof]1 on May 31, 2002

Interest Payment Dates:         May 31 and November 30

Record Dates:                   May 15 and November 15



Authentication:                                      Dated:               , 1995

This is one of the Securities referred to in the within-mentioned Indenture.

SIGNET TRUST COMPANY,
as Trustee                                      INTEGRATED HEALTH SERVICES, INC.



By:                                             By:
   --------------------------                      -----------------------------

               Authorized Officer


                                                By:
                                                   -----------------------------


                                                                          (SEAL)

--------
1 This phrase should be included only if the Security is issued in global form.

                    9 5/8% SENIOR SUBORDINATED NOTES DUE 2002


     1. INTEREST. INTEGRATED HEALTH SERVICES, INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at 9 5/8% per annum from the date this Security is issued until maturity. The Company will pay interest semiannually on May 31 and November 30 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date") and any Penalty Interest payable pursuant to
Section 6 of the Registration Rights Agreement on such Interest Payment Date. Interest on the Securities will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the date of issuance; provided, that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be November 30, 1995. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2.  METHOD OF  PAYMENT.  The Company  will pay  interest on the  Securities
(except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. In the case of a Security to be repurchased by the Company in connection with a Change in Control Repurchase pursuant to paragraph 6, on or after an interest payment record date and prior to the next Interest Payment Date, the registered holder of such Security as of such record date shall be entitled to accrued and unpaid interest to the repurchase date, as provided in paragraph 6 below. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Company will pay the principal of, premium, if any, and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay such amounts by check payable in such money mailed to a Holder's registered address.

     3. PAYING AGENT AND REGISTRAR. Initially, SIGNET TRUST COMPANY, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

     4. INDENTURE. The Company issued the Securities under an Indenture dated as of May 15, 1995, as subsquently amended and restated by an Amended and Restated Supplemental Indenture dated as of May 15, 1995, supplemented by a Supplemental Indenture dated as of June 13, 1996 and amended and restated by a Second Amended and Restated Supplemental Indenture dated as of May 15, 1997 ("Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb), as in effect on the date of execution of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $115,000,000 in aggregate principal amount, plus amounts, if any, sufficient to pay interest on outstanding Securities as set forth in Paragraph 2 hereof. The Securities will rank pari passu with the Company's 10 3/4% Senior Subordinated Notes due 2004.

     5. OPTIONAL REDEMPTION. The Securities are not redeemable prior to their Stated Maturity.

     6. RIGHT TO REQUIRE REPURCHASE. Following the occurrence of any Change in Control, each Holder will have the right to require that the Company repurchase (a "Change in Control Repurchase") such Holder's Securities at a purchase price equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest thereon, if any, to the date of repurchase. Within 30 days after any Change in Control, the Company or, at the Company's request, the Trustee, shall cause to be mailed a notice to all Holders notifying such Holders of the occurrence of such Change in Control, the Holder's rights arising as a result thereof and the procedures to be followed by Holders wishing to exercise such rights.

     A Holder of Securities may exercise the right to require a Change in Control Repurchase after receipt of notice of the existence of such right by completing the form entitled "OPTION OF HOLDER TO ELECT PURCHASE" appearing on this Security and by complying with the other procedures set forth in such notice. Any portion of Securities with respect to which the Holder wishes to exercise such right must be in integral multiples of $1,000.

     7. DENOMINATIONS, TRANSFER, EXCHANGE. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

     8. PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as its owner for all purposes.

     9. AMENDMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding, and any existing default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of interest or premium, if any, on or the principal of the Securities or in respect of a provision under the Indenture which cannot be modified or amended without the consent of the Holder of each Security then outstanding) with the consent of the Holders of a majority in principal amount of the Securities then outstanding. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency; to provide for the assumption of the Company's obligations to Holders in the case of a merger or acquisition; to evidence and provide for the acceptance of appointment of any successor Trustee under the Indenture; to make any change that does not adversely affect the legal rights of any Holder; or to comply with the requirements of the Trust Indenture Act of 1939, as amended.

     The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of the Indenture.

     Without the consent of each Holder affected, the Company may not, among other things, (i) change the Stated Maturity of the principal of, or any installment of interest on, any Security, (ii) reduce the principal amount of, or premium, if any, or interest on, any Security, (iii) modify the subordination provisions of the Indenture in a manner adverse to the Holders, (iv) change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, (v) adversely affect the right of Holders to require the Company to make a Change in Control Repurchase or modify the obligations of the Company to make an Asset Sale Offer or modify the redemption provisions of the Indenture, (vi) impair the right of a Holder to institute suit for the enforcement of payment of the principal of and premium, if any, and interest on any Security on or after the Stated Maturity thereof (or in the case of a redemption, on or after the redemption date) or (vii) reduce the percentage in principal amount of Securities the consent of whose Holders is required for any modification or amendment of the Indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of the Indenture or certain Defaults or Events of Default thereunder.

     10. DEFAULTS AND REMEDIES. Events of Default include: (i) default in payment of principal or premium on the Securities; (ii) default in payment of interest on the Securities for 30 days; (iii) failure by the Company for 45 days after notice to it to comply with any of its other agreements in the Indenture or the Securities; (iv) any acceleration  of  Indebtedness  of the  Company  or its  Subsidiaries  having an outstanding principal amount of $50 million or a failure to pay such Indebtedness at its stated maturity; and (v) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare all the Securities to be immediately due and payable for an amount equal to 100% of the principal amount of the Securities, and premium, if any, plus accrued interest to the date of payment, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest or that resulted from the failure of the Company to comply with its obligations with respect to Holders' rights to require repurchase of Securities upon a Change in Control) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

     11. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

     12.  NO  RECOURSE  AGAINST  OTHERS.  A  director,   officer,   employee  or
stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

     13. AUTHENTICATION. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     14.  ABBREVIATIONS.  Customary  abbreviations  may be used in the name of a
Holder or an assignee, such as: TEN COM (--tenants in common), TEN ENT (--tenants by the entireties), JT TEN (--joint tenants with right of survivorship and not as tenants in common), CUST (--Custodian), and U/G/M/A (--Uniform Gifts to Minors Act).


     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

             Integrated Health Services, Inc.
             10065 Red Run Boulevard
             Owings Mills, Maryland  21117
             Attention:  Secretary

                                 ASSIGNMENT FORM



To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

----------------------------------------------------------------
(Insert assignee's Soc. Sec. or Tax I.D. no.)

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------
(Print or type assignee's name, address and zip code)

and  irrevocably  appoint  ________________________________________  to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date:  ______________

                                       Your Signature:__________________________
                                              (Sign exactly as your name appears
                                               on the face of this Security)




Signature Guarantee:____________________________

                       OPTION OF HOLDER TO ELECT PURCHASE



     If you want to elect to have this Security purchased by the Company pursuant to Section 3.7 of the Indenture, check the box:

                                     YES [ ]

     If you want to elect to have only part of the Security purchased by the Company pursuant to Section 3.7 of the Indenture, state the amount you elect to have purchased: $_______________.


Date:  ______________

                                       Your Signature:__________________________
                                              (Sign exactly as your name appears
                                               on the face of this Security)


Signature Guarantee:_______________________________

            [FORM OF SCHEDULE OF EXCHANGES OF DEFINITIVE SECURITIES2]


     The following exchanges of a part of this Global Security for Definitive Securities have been made.


                  Amount of              Amount of             Principal Amount of
                  decrease in            increase in           this Global Security
                  Principal Amount       Principal Amount      following such           Signature of autho
   Date of        of this Global         of this Global        decrease (or             rized officer of
   Exchange       Security               Security              increase)                Trustee
   --------       ----------------       ----------------      --------------------     ------------------
1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

--------
2 This schedule should be included only if the Security is issued in global form.

                                    EXHIBIT B


LEGEND FOR GLOBAL SECURITY:

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               9 5/8% SENIOR SUBORDINATED NOTES DUE 2002, SERIES A


Cusip No.                                                                  $


INTEGRATED HEALTH SERVICES, INC.

promises to pay to



or registered assigns,

the principal sum of



Dollars [or such greater or lesser amount as indicated on the Schedule of Exchanges of Definitive Securities on the reverse hereof]* on May 31, 2002

Interest Payment Dates:    May 31 and November 30

Record Dates:              May 15 and November 15



Authentication:                                      Dated:               , 1995

This is one of the Securities referred to in the within-mentioned Indenture.

SIGNET TRUST COMPANY,
as Trustee                                      INTEGRATED HEALTH SERVICES, INC.



By:                                             By:
   --------------------------                      -----------------------------

               Authorized Officer


                                                By:
                                                   -----------------------------


                                                                          (SEAL)

--------
* This phrase should be included only if the Security is issued in global form.

               9 5/8% SENIOR SUBORDINATED NOTES DUE 2002, SERIES A


     1. INTEREST. INTEGRATED HEALTH SERVICES, INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security (which has been exchanged for one of the Company's 9 5/8% Senior Subordinated Notes due 2002 (the "Rule 144A Notes)) at 9 5/8% per annum from the date this Security is issued until maturity. The Company will pay interest semiannually on May 31 and November 30 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Securities will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the most recent date on which interest was paid on the Rule 144A Notes or, if no interest was paid on the Rule 144A Notes, from the date of original issuance of the Rule 144A Notes; provided, that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be November 30, 1995. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2.  METHOD OF  PAYMENT.  The Company  will pay  interest on the  Securities
(except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. In the case of a Security to be repurchased by the Company in connection with a Change in Control Repurchase pursuant to paragraph 6, on or after an interest payment record date and prior to the next Interest Payment Date, the registered holder of such Security as of such record date shall be entitled to accrued and unpaid interest to the repurchase date, as provided in paragraph 6 below. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Company will pay the principal of, premium, if any, and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay such amounts by check payable in such money mailed to a Holder's registered address.

     3. PAYING AGENT AND REGISTRAR. Initially, SIGNET TRUST COMPANY, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

     4. INDENTURE. The Company issued the Securities under an Amended and Restated Supplemental Indenture dated as of May 15, 1995, as subsquently supplemented by a Supplemental Indenture dated as of June 13, 1996 and amended and restated by a Second Amended and Restated Supplemental Indenture dated as of May 15, 1997 ("Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa- 77bbbb), as in effect on the date of execution of the Indenture. The Securities are subject to all such terms, and Holders are referred  to the  Indenture  and such Act for a  statement  of such  terms.  The
Securities are unsecured general obligations of the Company limited to $115,000,000 in aggregate principal amount, plus amounts, if any, sufficient to pay interest on outstanding Securities as set forth in Paragraph 2 hereof. The Securities will rank pari passu with the Company's 10 3/4% Senior Subordinated Notes due 2004 and the Company's 9 5/8% Senior Subordinated Notes due 2002.

     5. OPTIONAL REDEMPTION. The Securities are not redeemable prior to their Stated Maturity.

     6. RIGHT TO REQUIRE REPURCHASE. Following the occurrence of any Change in Control, each Holder will have the right to require that the Company repurchase (a "Change in Control Repurchase") such Holder's Securities at a purchase price equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest thereon, if any, to the date of repurchase. Within 30 days after any Change in Control, the Company or, at the Company's request, the Trustee, shall cause to be mailed a notice to all Holders notifying such Holders of the occurrence of such Change in Control, the Holder's rights arising as a result thereof and the procedures to be followed by Holders wishing to exercise such rights.

     A Holder of Securities may exercise the right to require a Change in Control Repurchase after receipt of notice of the existence of such right by completing the form entitled "OPTION OF HOLDER TO ELECT PURCHASE" appearing on this Security and by complying with the other procedures set forth in such notice. Any portion of Securities with respect to which the Holder wishes to exercise such right must be in integral multiples of $1,000.

     7. DENOMINATIONS, TRANSFER, EXCHANGE. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

     8. PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as its owner for all purposes.

     9. AMENDMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding, and any existing default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of interest or premium, if any, on or the principal of the Securities or in respect of a provision under the Indenture which cannot be modified or amended without the consent of the Holder of each Security then outstanding) with the consent of the Holders of a majority in principal amount of the Securities then outstanding. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency; to provide for the assumption of the Company's obligations to Holders in the case of a merger or acquisition; to evidence and provide for the acceptance of appointment of any successor Trustee under the Indenture; to make any change that does not adversely affect the legal rights of any Holder; or to comply with the requirements of the Trust Indenture Act of 1939, as amended.

     The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of the Indenture.

     Without the consent of each Holder affected, the Company may not, among other things, (i) change the Stated Maturity of the principal of, or any installment of interest on, any Security, (ii) reduce the principal amount of, or premium, if any, or interest on, any Security, (iii) modify the subordination provisions of the Indenture in a manner adverse to the Holders, (iv) change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, (v) adversely affect the right of Holders to require the Company to make a Change in Control Repurchase or modify the obligations of the Company to make an Asset Sale Offer or modify the redemption provisions of the Indenture, (vi) impair the right of a Holder to institute suit for the enforcement of payment of the principal of and premium, if any, and interest on any Security on or after the Stated Maturity thereof (or in the case of a redemption, on or after the redemption date) or (vii) reduce the percentage in principal amount of Securities the consent of whose Holders is required for any modification or amendment of the Indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of the Indenture or certain Defaults or Events of Default thereunder.

     10. DEFAULTS AND REMEDIES. Events of Default include: (i) default in payment of principal or premium on the Securities; (ii) default in payment of interest on the Securities for 30 days; (iii) failure by the Company for 45 days after notice to it to comply with any of its other agreements in the Indenture or the Securities; (iv) any acceleration of Indebtedness of the Company or its Subsidiaries having an outstanding principal amount of $50 million or a failure to pay such Indebtedness at its stated maturity; and (v) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare all the Securities to be immediately due and payable for an amount equal to 100% of the principal amount of the Securities, and premium, if any, plus accrued interest to the date of payment, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest or that resulted from the failure of the Company to comply with its obligations with respect to Holders' rights to require repurchase of Securities upon a Change in Control) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

     11. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

     12.  NO  RECOURSE  AGAINST  OTHERS.  A  director,   officer,   employee  or
stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each
Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

     13. AUTHENTICATION. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     14.  ABBREVIATIONS.  Customary  abbreviations  may be used in the name of a
Holder or an assignee, such as: TEN COM (--tenants in common), TEN ENT (--tenants by the entireties), JT TEN (--joint tenants with right of survivorship and not as tenants in common), CUST (--Custodian), and U/G/M/A (--Uniform Gifts to Minors Act).


     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

               Integrated Health Services, Inc.
               10065 Red Run Boulevard
               Owings Mills, Maryland  21117
               Attention:  Secretary

                                 ASSIGNMENT FORM


To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

----------------------------------------------------------------
(Insert assignee's Soc. Sec. or Tax I.D. no.)

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------
(Print or type assignee's name, address and zip code)

and  irrevocably  appoint  ________________________________________  to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date:  ______________

                                       Your Signature:__________________________
                                              (Sign exactly as your name appears
                                               on the face of this Security)




Signature Guarantee:____________________________

                      OPTION OF HOLDER TO ELECT PURCHASE



     If you want to elect to have this Security purchased by the Company pursuant to Section 3.7 of the Indenture, check the box:

                                     YES [ ]

     If you want to elect to have only part of the Security purchased by the Company pursuant to Section 3.7 of the Indenture, state the amount you elect to have purchased: $_______________.


Date:  ______________

                                       Your Signature:__________________________
                                              (Sign exactly as your name appears
                                               on the face of this Security)


Signature Guarantee:_______________________________

            [FORM OF SCHEDULE OF EXCHANGES OF DEFINITIVE SECURITIES*]


     The following exchanges of a part of this Global Security for Definitive Securities have been made.


                       Amount of              Amount of             Principal Amount of
                       decrease in            increase in           this Global Security
                       Principal Amount       Principal Amount      following such           Signature of autho
   Date of             of this Global         of this Global        decrease (or             rized officer of
   Exchange            Security               Security              increase)                Trustee
   --------            ----------------       ----------------      --------------------     ------------------
1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

--------
* This schedule should be included only if the Security is issued in global form.

                                    EXHIBIT C

[FORM OF CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF RULE 144A NOTES]

                      CERTIFICATE FOR EXCHANGE OR TRANSFER

Re:  9 5/8% Senior Subordinated Notes due 2002 ("Rule 144A Notes")

     This Certificate relates to $_________ Principal amount of Securities held in *__________ book-entry or *__________ definitive form by _________________
(the "Transferor").

The Transferor*:

     [ ] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

     [ ] has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

     In connection with such request and in respect of each such security, the Transferor does hereby certify that Transferor is familiar with the Indenture relating to the above-captioned Notes and as provided in Section 2.5 of such Indenture, the transfer of this Security does not require registration under the Securities Act (as defined below) because*:

     [ ] Such  Security is being  acquired  for the  Transferor's  own  account,
without   transfer  (in   satisfaction  of  Section   2.5(a)(ii)(A)  or  Section
2.5(d)(i)(A) of the Indenture).

     [ ] Such Security is being transferred to a "qualified institutional buyer" (as defined in rule 144A under the Securities Act of 1933, as amended (the
"Securities Act") in reliance on Rule 144A (in satisfaction of Section 2.5(a)(ii)(B), section 2.5(b)(i) or Section 2.5(d)(i)(B) of the Indenture) or pursuant to an exemption from registration in accordance with Regulation S under the Securities Act (in satisfaction of Section 2.5(a)(ii)(B) or Section 2.5(d)(i)(B) of the Indenture.)

     [ ] Such Security is being transferred in accordance with Rule 144 under the Securities Act, or pursuant to an effective registration statement under the Securities Act.

     [ ] Such Security is being transferred in reliance and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A, 144 or 145 or Regulation S under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate.

                           -----------------------------------------------------
                           [INSERT NAME OF TRANSFEROR]

                           By:__________________________________________________

Date:________________________


-----------------------------


--------
*    Check applicable box.

                                       C-1